authID.ai

Q3 2021 Earnings Conference Call

November 8, 2021



New York | Bogota | London | Johannesburg

NASDAQ : AUID

authID.ai

Disclaimer & Forward Looking Statements

- This Presentation and information provided on the Conference Call at which it is presented (the "Presentation") has been prepared on the basis of information furnished by the management of authID.ai or Ipsidy Inc. ("authID.ai" or the "Company") and has not been independently verified by any third party.
- This Presentation is provided for information purposes only. This Presentation is not an offer to sell nor a solicitation of an offer to buy any securities.
- While the Company is not aware of any inaccuracies, no warranty or representation is made by the Company or its employees and representatives as to the completeness or accuracy of the information contained herein. This presentation also contains estimates and other statistical data made by independent parties and us relating to market size and other data about our industry. This data involves a number of assumptions and limitations and you should not give undue weight to such data and estimates.
- Information contained in this Presentation or presented during this Conference Call may include "forward-looking statements." All statements other than statements of historical facts included herein, including, without limitation, those regarding the financial position, results of operations, business strategy, plans and objectives of management for future operations of both authID.ai and its business partners, future service launches with customers, the outcome of pilots and new initiatives and customer pipeline are forward-looking statements. Such forward-looking statements are based on a number of assumptions regarding authID.ai's present and future business strategies, and the environment in which authID expects to operate in the future, which assumptions may or may not be fulfilled in practice. Implementation of some or all of the new services referred to is subject to regulatory or other third party approvals. Actual results may vary materially from the results anticipated by these forward-looking statements as a result of a variety of risk factors, including the risk that implementation, adoption and offering of the service by customers, consumers and others may take longer than anticipated, or may not occur at all; changes in laws, regulations and practices; changes in domestic and international economic and political conditions, the impact of the Covid-19 pandemic and others. Additional risks may arise with respect to commencing operations in new countries and regions, of which Ipsidy is not fully aware at this time. See the Company's Annual Report Form 10-K for the Fiscal Year ended December 31, 2020 filed at www.sec.gov and other filed documents, for other risk factors which anyone considering a transaction with the Company should consider. These forward-looking statements speak only as to the date of this Presentation or meeting and cannot be relied upon as a guide to future performance. authID expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statements contained in this Presentation to reflect any changes in its expectations with regard thereto or any change in events, conditions or circumstances on which any statement is based.
- This Presentation contains references to the Company's and other entities' trademarks. Such other trademarks are the property of their respective owner. The Company does not intend its use or the display of other companies' trade names or trademarks to imply a relationship with or endorsement of the Company by any other entity.
- By reading this Presentation or attending the Conference Call at which it is presented you accept and agree to these terms, disclaimers and limitations.

authID.ai

Verified™

Our Disruptive Wedge

Eliminate One-Time Passwords with Cloud-Biometrics



authID.ai

Verified™

Portable Cloud-Biometric Authentication

Uses Who You Are, Not What You Have or Know

- ✓ Frictionless authentication
- ✓ In-browser - no additional apps needed
- ✓ Portable, in the cloud. Not tied to a dedicated device
- ✓ Simple cut-and-paste integration
- ✓ PSD2 SCA compliant and linked to the root of trust
- ✓ Strong fraud protection with multiple layers of Presentation Attack Detection



authID.ai™

Highlights and Accomplishments



Recognise Your Customer

Company Rebrand to authID.ai
Up List to NASDAQ as AUID



04:07:49
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authID.ai
Nasdaq
authID.ai

Building the Team



Tom Thimot
Chief Executive Officer, Director



Tripp Smith
President & Chief Technology Officer



Peter Curtis
Chief Marketing Officer



Grace de Fries
SVP MarCom & Investor Relations



Jeremiah Mason
SVP, Product



Steve Fazio
SVP, Sales



Joe Schwartz
Director, Sales



Donny Deaile
Director, Sales



Inside Sales
3 Reps



Brittney Liburd
Sr. Manager, Product Marketing



Starts Mid-Nov
Customer Success

Recognise Your Customer

authID.ai

One Selfie. Identity Verified™.

MONEY 20/20
AN ASCENTIAL COMPANY


authID.ai
Recognise Your Customer.
Still using one-time passwords?
5 Star Sponsors
authID.ai
checkout.com
citi
copper.co
DISCOVER Global Network
EQUIFAX
One Selfie. Identity Verified.
authID.ai
Visit Booth 4709 Money20/20 USA 2021
PASSWORD PAIN, PASSWORD PAIN
PASSWORD PAIN, PASSWORD PAIN
PASSWORD PAIN, PASSWORD PAIN
I ONLY WANTED TO RECOGNISE YOU
WITHOUT PASSWORD PAIN

2021 Fintech Security Survey

Conducted during: MONEY 20/20 AN ASCENTIAL COMPANY

Facial Biometric Identity Authentication	Concerned by Enterprise Risks Associated With OTP/KBA	Concerned by Customer Dissatisfaction with OTP/KBA	Increasing Identity Authentication Investments (12-month outlook)
88% Familiarity **22%** Currently Using	**80%**	**75%**	**84%**

Methodology

- Self-administered surveys completed by Money20/20 attendees, members of authID.ai's electronic mailing list, and followers of the company's LinkedIn and Twitter profiles.
- Study findings based upon 113 completed surveys: 32% in sales/marketing roles, 24% C-Suite titles, and 15% IT decision makers.

10,000 Attendees. Verified™ Launch.


Eliminate Passwords
authID.ai
COLLISION LAB
Recognise Your Customer
Recognise Your Customer
authID.ai
YOUR FACE IS UNIQUE.
YOUR FACE IS YOUR PASSWORD.
authID.ai
Recognise Your Customer
authID.ai
Recognise Your Customer

Customers Launched
Passwords Replaced. Identity Verified™.

HAMILTON RESERVE BANK

CUNextGen


PASSWORDLESS LOGIN
SECURE CO
Verify Identity
Decline
Approve
Take Your Selfie
IDENTITY VERIFIED

Benefits

Eliminated Passwords | Lower Cost, Self-Service Account Recovery

Reduced Risk, Phishing & Account Takeover | Delighted Customers!

Recognise Your Customer

Our KPIs

Identity Booked ARR	Identity Deferred Revenue	Identity Annual Recurring Revenue
Amount of annual recurring revenue represented by the minimum amounts of new orders booked by authID for customers of our identity products, which have not yet launched services.	Amount of revenue represented by cash collected from customer for identity products, but which will only be recognized as revenue in future periods.	Amount of average monthly revenue earned in any trailing three month-period multiplied by twelve.

- Management considers these Key Performance Indicators (KPI) will be useful tools in measuring the Company's progress and identifying trends in the coming years and intends to report on them in future quarterly calls from mid-2022.
- All references to identity products are to our new identity products, Verified, Proof and AuthentifID (or any other new products)

Enhancing Our Technology

Self-Service, Easy Access to API Documentation

Get Started – Use authID.ai to Verify Identity

Let's capture your account credentials.

First Name

Last Name

Work Email

Work Phone Number

authID.ai Documentation

- Verified Overview
- Getting Started
- Using our API's
- Verified Transactions
- Verified Use Cases
- Knowledge Base - FAQ
- Glossary

#Replace OTP in seconds

Verified™

'Cut & Paste' Implementation with a Few Lines of Code

```
"<iframe src=\"https://id.authID.ai/?&i="
+ OperationId + "&s=" + OneTimeSecret +
"&c=False\"
allow=\"fullscreen *;camera *;encrypted-
media *;\" width=\"100%\"
height=\"100%\"></iframe>";
```


Take Your Selfie

Financial Highlights
Third Quarter Ended September 30, 2021

- Total revenue for the three and nine-month periods in 2021 was $0.5 million and $1.7 million respectively compared to $0.5 million and $1.6 million respectively for the same periods in 2020.
- Net loss for the three and nine months ended September 30, 2021 was $5.7 million and $10.7 million respectively, compared to a net loss for the three and nine months ended September 30, 2020 of $1.7 million and $9.2 Million, respectively.
- Basic and diluted net loss per share was $0.24 cents and $0.52 in the three and nine months ended September 30, 2021, respectively, compared to basic and diluted net loss per share of $0.11 cents and $0.52 cents in the same periods in 2020, respectively.
- Adjusted EBITDA loss for the three and nine-month periods ended September 30, 2021 was $2.8 million and $5.4 million respectively compared to $1.3 million and $4.1 million respectively in 2020, respectively. The increased adjusted EBITDA loss reflects increased investment in product management, sales and marketing and technology during the period.
- Closed a public offering of approximately $11.5 million from existing and new investors in August 2021. Cash and cash equivalents at September 30, 2021 was $9.2 million.

Recognise Your Customer

authID.ai

Q&A



Our Vision


Eliminate
OTP & KBA


Eliminate
Passwords


Recognise
Your
Customer
Anywhere
Smile to Pay